UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2009

Santa Monica Media Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33370	59-3810312
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

11845 West Olympic Boulevard, Suite 1125W
Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

(310) 526-3222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On August 5, 2009, Santa Monica Media Corporation (the “Company”) issued the attached press release relating to the filing of a definitive proxy statement seeking approval to distribute the trust proceeds to stockholders holding shares of its common stock issued in its initial public offering and to continue the Company’s corporate existence.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit	Description
99.1	Press release dated August 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Santa Monica Media Corporation
Date: August 6, 2009	By:	/s/ David M. Marshall
	Name:	David M. Marshall
	Title:	Chief Executive Officer